Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13G (including amendments thereto) with respect to the common stock, $0.001 par value, of EXCO Resources, Inc., a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this February 13, 2009.

This Agreement may be executed in two or more counterparts, any one of which need not contain the signature of more than one party, but all such parties taken together will constitute part of this Agreement.

GREENHILL & CO., INC.

By:	/s/ Jodi Ganz
	Name:	Jodi Ganz
	Title:	General Counsel & Secretary

GREENHILL CAPITAL PARTNERS, LLC

By:	/s/ Jodi Ganz
	Name:	Jodi Ganz
	Title:	General Counsel & Secretary

GCP MANAGING PARTNER II, L.P. and GCP MANAGING PARTNER, L.P.

By:	Greenhill Capital Partners, LLC, as general partner for each of the foregoing partnerships

/s/ Jodi Ganz
	Name:	Jodi Ganz
	Title:	General Counsel & Secretary

GCP, L.P.

By:	GCP 2000, LLC, its general partner

/s/ Jodi Ganz
	Name:	Jodi Ganz
	Title:	General Counsel & Secretary

GCP 2000, LLC

By:	/s/ Jodi Ganz
	Name:	Jodi Ganz
	Title:	General Counsel & Secretary

ROBERT F. GREENHILL

/s/ Robert F. Greenhill

SCOTT L. BOK

/s/ Scott L. Bok

ROBERT H. NIEHAUS

/s/ Robert H. Niehaus

GREENHILL CAPITAL PARTNERS II, L.P. GREENHILL CAPITAL PARTNERS (EMPLOYEES) II, L.P. GREENHILL CAPITAL PARTNERS (CAYMAN) II, L.P. GREENHILL CAPITAL PARTNERS (EXECUTIVES) II, L.P.
By:	GCP Managing Partner II, L.P., as managing general partner for each of the foregoing partnerships
By:	Greenhill Capital Partners, LLC, its general partner

By:	/s/ Jodi Ganz
	Name:	Jodi Ganz
	Title:	General Counsel & Secretary

GREENHILL CAPITAL PARTNERS, L.P. GREENHILL CAPITAL PARTNERS (CAYMAN), L.P. GREENHILL CAPITAL PARTNERS (EXECUTIVES), L.P. GREENHILL CAPITAL, L.P.
By:	GCP Managing Partner, L.P., as managing general partner for each of the foregoing partnerships
By:	Greenhill Capital Partners, LLC, its general partner

By:	/s/ Jodi Ganz
	Name:	Jodi Ganz
	Title:	General Counsel & Secretary

GCP CAYMAN, LTD.

By:	Greenhill Capital Partners, LLC, its sole shareholder

By:	/s/ Jodi Ganz
	Name:	Jodi Ganz
	Title:	General Counsel & Secretary